Exhibit 99.9

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-E

KEY PERFORMANCE FACTORS
October 31, 1997



        Expected B Maturity
09/16/2002


        Blended Coupon                               5.8798%



        Excess Protection Level
          3 Month Average  4.85%
          October, 1997  5.29%
          September, 1997  4.75%
          August, 1997  4.52%


        Cash Yield                                  18.37%


        Investor Charge Offs                        4.61%


        Base Rate                                   8.47%


        Over 35 Day Delinquency                     4.76%


        Seller's Interest                           13.78%


        Total Payment Rate                          14.00%


        Total Principal Balance
$31,941,631,051.83


        Investor Participation Amount
$500,000,000.00


        Seller Participation Amount
$4,401,496,533.34